Exhibit 99.1

Exhibit D

Liquidation Analysis

LIQUIDATION ANALYSIS

CBL & Associates Properties, Inc., et al.

Overview

Under the “best interests” of creditors test set forth in section 1129(a)(7) of the Bankruptcy Code, the Bankruptcy Court may not confirm a plan of reorganization unless the plan provides that each holder of a Claim or Interest who does not otherwise vote in favor of the plan “will receive or retain under the plan on account of such claim or interest property of a value, as of the Effective Date of the plan, that is not less than the amount that such holder would so receive or retain if the debtor were liquidated under chapter 7” of the Bankruptcy Code.  To demonstrate that the proposed Plan satisfies the “best interests” of creditors test, CBL & Associates Properties, Inc., et al., as debtors and debtors in possession (collectively, the “Debtors” or the “Company”), with the assistance of the Debtors’ management and other advisors, have prepared the following hypothetical Liquidation Analysis (the “Liquidation Analysis”), which is based upon certain assumptions discussed in the Disclosure Statement and in the accompanying notes to the Liquidation Analysis.  As reflected in more detail in the Liquidation Analysis, the Debtors believe that the value of the distributions provided to each Holder of Allowed Claims under the Plan would not be less than the value of such distributions under a hypothetical chapter 7 liquidation, and the Plan therefore satisfies the “best interests” test with respect to each of the Debtors.

This Liquidation Analysis1 has been prepared assuming that the Debtors hypothetically convert these chapter 11 cases to a liquidation under chapter 7 of the Bankruptcy Code as of June 30, 2021 (the “Conversion Date”).  Except as otherwise noted herein, the values reflected in this Liquidation Analysis are based upon the Debtors’ unaudited books and records as of February 28, 2021 with the exception of unrestricted cash, which has been rolled forward to the Conversion Date based on the current cash collateral budget. Such values are assumed to be representative of the Debtors’ assets and liabilities as of the Conversion Date.  This Liquidation Analysis also assumes that the Bankruptcy Court would appoint a chapter 7 trustee (the “Trustee”) on the Conversion Date to oversee the forced liquidation of the Debtors’ bankruptcy estates (the “Estates”), during which time substantially all of the Debtors’ assets would be sold, abandoned, surrendered, or otherwise liquidated, as applicable, and the Cash proceeds, net of liquidation-related costs, would then be distributed in accordance with applicable law.  In addition, it is assumed that all Debtors and their non-Debtor subsidiaries would undertake parallel liquidations, whereby the proceeds of such liquidations are, in turn, distributed in accordance with the priority of Claims and Interests on an entity-by-entity basis for the Debtors. However, for the avoidance of doubt, this Liquidation Analysis only reflects Debtor entities that contain both assets and liabilities and does not reflect any Debtor entities where liabilities do not currently sit, including any “pass through” entities. This Liquidation Analysis assumes that the Debtors would be liquidated in a jointly-administered case, but each Debtor is treated as an independent legal entity without substantive consolidation.

[1]	Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or Disclosure Statement, as applicable.

It is further assumed that the Trustee would retain, among other professionals, legal counsel and a financial advisor, and employ or otherwise retain certain of the Debtors’ current employees to wind down the Debtors’ affairs.

All of the limitations and risk factors set forth in the Disclosure Statement are applicable to this Liquidation Analysis and are incorporated herein by reference.  In particular, the underlying financial information in the Liquidation Analysis has not been examined or reviewed by independent accountants in accordance with standards promulgated by the American Institute of Certified Public Accountants.  The Liquidation Analysis presents estimated chapter 7 liquidation proceeds based on the assumptions and estimates of Debtors’ management relating to the proceeds estimated to be received from the forced liquidation of the assets, less the costs incurred during the liquidation. Except as otherwise noted herein, the amounts referenced as “Book Value” in the Liquidation Analysis are based on the Debtors’ balance sheet as of February 28, 2021, and therefore reflects book value, and not an estimate of what could be realized in a chapter 7 liquidation (or otherwise).  Accordingly, there can be no assurance that the results set forth in this Liquidation Analysis would be realized if the Debtors were actually liquidated pursuant to chapter 7 of the Bankruptcy Code, and actual results in such a proceeding could vary materially from those presented herein.  Moreover, distributions available to holders of Claims and Interests could differ materially from the projected recoveries set forth in this Liquidation Analysis.

THIS LIQUIDATION ANALYSIS IS A HYPOTHETICAL EXERCISE THAT HAS BEEN PREPARED FOR THE SOLE PURPOSE OF PRESENTING A REASONABLE, GOOD FAITH ESTIMATE OF THE PROCEEDS THAT WOULD BE REALIZED IF THE DEBTORS WERE LIQUIDATED IN ACCORDANCE WITH CHAPTER 7 OF THE BANKRUPTCY CODE AS OF THE CONVERSION DATE.  THIS LIQUIDATION ANALYSIS IS NOT INTENDED AND SHOULD NOT BE USED FOR ANY OTHER PURPOSE.  THIS LIQUIDATION ANALYSIS DOES NOT PURPORT TO BE A VALUATION OF THE DEBTORS’ ASSETS AS A GOING CONCERN AND THERE MAY BE A SIGNIFICANT DIFFERENCE BETWEEN THE VALUES AND RECOVERIES REPRESENTED IN THIS LIQUIDATION ANALYSIS AND THE VALUES THAT MAY BE REALIZED OR CLAIMS GENERATED IN AN ACTUAL LIQUIDATION.

NOTHING CONTAINED IN THIS LIQUIDATION ANALYSIS IS INTENDED TO BE, OR CONSTITUTES, A CONCESSION, ADMISSION, OR ALLOWANCE OF ANY CLAIM BY THE DEBTORS.  THE ACTUAL AMOUNT OR PRIORITY OF ALLOWED CLAIMS IN THESE CHAPTER 11 CASES COULD MATERIALLY DIFFER FROM THE ESTIMATED AMOUNTS SET FORTH AND USED IN THIS LIQUIDATION ANALYSIS.  THE DEBTORS RESERVE ALL RIGHTS TO SUPPLEMENT, MODIFY, OR AMEND THE ANALYSIS SET FORTH HEREIN.

Basis of Presentation:

The actual amount and/or priority of Claims allowed against the Estates may differ from the Claim amounts used in this Liquidation Analysis.  As noted above, this Liquidation Analysis is based on the Debtors’ books and records as of February 28, 2021, except where otherwise indicated, and the actual value of assets available for distribution in the event of an actual liquidation may differ materially from the assets assumed to be available pursuant to this Liquidation Analysis.

As discussed above, the following analysis was done at each Debtor entity.  Only entities with assets that generate recoveries for their creditors are considered relevant for this analysis.  A list of unscheduled entities is attached to this Liquidation Analysis.

In order to determine whether the Plan satisfies the “best interests” of the creditors test, the first step is to recognize the total proceeds from the liquidation of the Debtors’ assets in the context of the chapter 7 bankruptcy cases. The Debtors’ gross assets are comprised of the sum of (1) the proceeds from the disposition of the Debtors’ assets and (2) forecasted cash balances held by the Debtors at the end of the liquidation process. This aggregate number will then be reduced by the amount of any Claims secured by the Estates’ assets, the costs and expenses of the liquidation, and additional administrative expenses that may result from the termination of the Debtors’ businesses and liquidation thereof. Any remaining net cash would be allocated to creditors and shareholders in strict priority in accordance with Section 726 of the Bankruptcy Code.  For purposes of this Liquidation Analysis, it is assumed that the Debtors’ assets are liquidated for the benefit of the Debtors’ creditors.  A summary of the assumptions used by the Debtors’ management and advisors in preparing this Liquidation Analysis is provided below.

Notes & Assumptions:

This Liquidation Analysis should be read in conjunction with, and is qualified in its entirety by, the following notes and assumptions:

a.	Chapter 7 Process and Duration.

i.

On the Conversion Date, it is assumed that the Trustee would begin to liquidate the Debtors’ assets, during which time all of the Debtors’ assets would be sold or surrendered to the respective lien holders, and the cash proceeds, net of liquidation-related costs, would then be distributed to creditors in accordance with the priority scheme under section 726 of the Bankruptcy Code.  Under section 704 of the Bankruptcy Code, a Trustee must, among other duties, collect and convert property of the Debtors as expeditiously as is compatible with the best interests of parties in interest, which could result in potentially distressed recoveries.

ii.

The Liquidation Analysis assumes a nine (9) month wind-down process from the Conversion Date to conduct a forced sale of substantially all of the Debtors’ assets. There can be no assurance that the liquidation would be completed within this limited time frame, nor is there any assurance that the recoveries assigned to the assets would in fact be realized. This process includes, among other things, liquidating assets/properties, collecting receivables, and arranging for distributions of available proceeds following the liquidation process. Further, the Trustee would need to wind-down the rest of the Estates which may take an additional 1-2 years depending on potential litigation claims.  It is also likely to assume for purposes of this Liquidation Analysis that non-Debtor entities and their assets would have to be sold and monetized during this period, so the Trustee would also incur administrative expenses, such as payroll, certain overhead, and professional expenses reasonably required to complete the wind-down of the Estates.

b.	Additional Claims.

i.

The cessation of business in a chapter 7 liquidation could potentially cause additional Claims to be asserted against the Estates that otherwise may not exist absent such a liquidation.  Examples of these kinds of Claims include employee-related Claims, tax liability Claims, superpriority adequate protection Claims, rejection damages Claims and litigation Claims.  These additional Claims could be significant and, in certain circumstances, may be allowed as administrative expenses or priority unsecured claims under the Bankruptcy Code.  While the Debtors have made a good faith estimate of Claims in this hypothetical Liquidation Analysis, the Claims assumed herein may vary from actual asserted Claims.

c.	Avoidance Actions and Litigation.

i.

No recovery or related litigation costs attributable to any potential avoidance actions under the Bankruptcy Code, including potential preference or fraudulent transfer actions, are included in this Liquidation Analysis.  In addition, this Liquidation Analysis does not consider any additional recovery or Claims that may arise from the outcome of current or potential actions by or against the Debtors.  The Debtors believe that recoveries from such actions or litigation, if any, would be speculative in nature and are therefore not presented herein.

Specific Notes to the Liquidation Analysis:

The major assumptions utilized by the Debtors in preparing the Liquidation Analysis are outlined below. The chapter 7 liquidation period is assumed to commence on June 30, 2021, and the monetization of assets is assumed to last nine (9) months following the appointment of the Trustee.  Recoveries to creditors are presented on an undiscounted basis.  For purposes of this analysis, recoveries were estimated based on the Debtors’ estimated book asset balances as of February 28, 2021, with certain pro forma adjustments highlighted below.

A.	Estimate of Proceeds
1.	Land, Building & Improvements (Net):
i.	Recoveries related to Land, Building & Improvements are net of depreciation and amortization and range from $1.1 billion to $1.3 billion.
ii.

When factoring in FY21 projected net operating income and capitalization rate assumptions from various third-party valuations, recoveries on a consolidated basis range from 46.0% to 51.4% of book value.

2.	Developments in Progress:
i.	Developments in progress reflect partially completed projects. Due to projects not being fully complete, the assumed recovery on the Conversion Date ranges from 60.0%-70.0%.
3.	Cash and Cash Equivalents:

i.	Cash and Cash Equivalents consists of all cash in banks or operating accounts as of February 28, 2021, and accounts for future cash flows generated at the Properties.
ii.	Cash balances are rolled forward from February 28, 2021 through the Conversion Date which generates $38 million.
iii.

Once liquidation begins, cash balances at the Properties are rolled forward for the nine (9) month liquidation period and produce an additional $93 million in cash flow net of obligated capital expenditures.

iv.

The Debtors’ estimated balance of unrestricted cash at the conclusion of the liquidation is approximately $465 million.  The projected cash balance reflects operations through the Conversion Date and nine (9) month liquidation period.

v.

Cash is expected to be fully recoverable and is presented at the entity specific to the property in which the cash is generated. The cash recovered may be materially different if financial institutions have rights of offset against cash.

vi.	This analysis assumes total Cash and Cash Equivalents of $465 million which includes $233 million of United States Treasuries.
4.	Tenant Receivables:
i.

All tenant receivables owned by the Debtors on a consolidating basis are held by the Debtors’ subsidiary entities.  These receivables include, but are not limited to, percent rent, straight-line rent, tenant deferral related to COVID-19, and accrued year end billings.  Straight-line rent has an estimated recovery of 0.0% and the net recovery for these assets range between 37.0%-42.0%.

5.	Outstanding Receivables:
i.	Outstanding receivables include, but are not limited to, insurance claims, receivables related to management fees, and state taxes. Estimated recovery for these assets range between 40.0% and 50.0%.
6.	Mortgage and Other Notes Receivable:
i.

Mortgage and Other Notes Receivable include, but are not limited to, notes receivable, mortgage escrows for ground rent, insurance, debt service and tenant allowances.  Estimated recovery for these assets range between 85.0% and 90.0%.

7.	Investments in Unconsolidated Affiliates:
i.	Investments in unconsolidated affiliates are accounted for using the equity method of accounting and are reflected in the consolidated balance sheets. Assumed recovery rates range from 0.0% to 1.5%.
8.	Intangible Lease Assets and Other Assets:
i.

Intangible lease assets and other assets primarily include prepaid services or deposits, IT hardware, IT software and deferred financing costs.  The effect of a chapter 7 liquidation, and the costs that would have to be incurred in order to monetize these assets, would adversely impact the recovery on these assets to the detriment of the Estates. As such, the estimated recovery ranges from 2.5% to 5.0%.
9.	Non-Debtor Assets:
i.	Property Specific - Non-CMBS Properties
1.

Property-Level Loans that are not associated with the First Lien Credit Agreement and not associated with CMBS Properties (the “Non-CMBS Properties”) are paid out by recoverable assets and distributed based on priority of the Claim. The Liquidation Analysis assumes that Property-Level Loan lenders who have deficiency claims will assert the full amount of their loan balance against the guarantor on such loans.[2]  It is assumed any estimated excess funds are sent to the parent entity, the guarantor or the entity holding any intercompany Claims. This is reflected as dividends from non-Debtor subsidiaries and recovery on non-Debtor intercompany claims in the following exhibits attached to this Liquidation Analysis.

ii.	CMBS Properties
1.

Loans related to CMBS properties (the “CMBS Properties”) are assessed at the entity level where recoverable assets are distributed to entity level Claims based on priority. This Liquidation Analysis assumes that Property-Level Loan lenders who have deficiency claims will assert the full amount of their loan balance at the guarantor level.[3]   It is assumed that any estimated excess funds are sent to the parent, the guarantor or the entity holding the intercompany Claim. CMBS Properties are assumed to be liquidated net of brokerage costs but not burdened with the costs associated with the chapter 7 liquidation. This is reflected as dividends from non-Debtor subsidiaries and recovery on non-Debtor intercompany claims in the following exhibits attached to this Liquidation Analysis.

iii.	Total Non-Debtor Recoveries
1.	Based on the aforementioned assumptions above, total net recovery from non-Debtor to Debtor entities is estimated at $126 million to $163 million.
B.	Deductions from Gross Proceeds
1.	Costs to Liquidate Real Estate Assets:
i.

In addition to professional fees related to the chapter 7 cases, as the Estates monetize real estate assets, additional fees will occur due to, among others, various real estate brokers, lawyers, and asset managers, responsible for finalizing the sale/liquidation of each

[2]

For the avoidance of doubt, the Debtors reserve all rights with respect to the amount of deficiency Claims, if any, that may be asserted against a guarantor. Nothing herein shall constitute an admission with respect to any legal argument relating to such Claims.

[3]

For the avoidance of doubt, the Debtors reserve all rights with respect to the amount of deficiency Claims, if any, that may be asserted against a guarantor. Nothing herein shall constitute an admission with respect to any legal argument relating to such Claims.

property.  Based on the Debtors’ historical asset sale costs, the estimated cost per real estate asset sale is 6% of sale proceeds inclusive of broker fees, legal fees and additional fees associated with these transactions.

2.	Chapter 7 Trustee Fees:
i.

Pursuant to sections 326 and 330 of the Bankruptcy Code, the Bankruptcy Court may allow reasonable compensation for the Trustee’s services, not to exceed 25% on the first $5,000 or less, 10% on any amount in excess of $5,000 but not in excess of $50,000, 5% on any amount in excess of $50,000 but not in excess of $1 million, and reasonable compensation not to exceed 3% of such moneys in excess of $1 million, upon all moneys disbursed or turned over in the chapter 7 cases by the Trustee to parties in interest.  For purposes of this Liquidation Analysis, these fees are estimated to be 3% of liquidation proceeds realized not including cash on hand.

3.	Other Professional Fees:
i.

Pursuant to section 726 of the Bankruptcy Code, the allowed administrative expenses incurred by the Trustee, including expenses affiliated with selling/liquidating the Debtors’ assets and winding down operations, will be entitled to payment in full prior to any distribution to Administrative Claims and Other Priority Claims. This Liquidation Analysis estimates professional fees to be approximately $55 million on the high recovery and $65 million on the low recovery, which is based on expected fees and expenses of legal, financial, and other professionals as well as the complexity of the Debtors’ liquidation and wind-down, which may include extensive third-party litigation that the Estates may need to defend and pursue for purposes of settling Claim amounts and monetizing assets.

4.	Operating Wind-Down Costs:
i.

Wind-down costs are assumed to consist primarily of the ordinary course general and administrative costs that will be required to operate the Debtors’ businesses during the nine (9) month liquidation process and during the wind down of the Debtors’ Estates thereafter which is expected to be the minimal amount of time required to expeditiously wind down the Estates.

ii.

The Liquidation Analysis estimates wind-down costs, in the aggregate, of approximately $65 million. This figure is comprised of corporate payroll, benefits & office expenses over the nine (9) month wind-down and additional time the Trustee would need to wind down the rest of the Debtors’ Estates (estimated at 1-2 years).  This does not include property-related costs which are offset by Property level cash flows referenced in Section (A)(3) above.  Moreover, this amount represents approximately 3% of gross liquidation proceeds.  To maximize recoveries on the Debtors’ assets, minimize the amount of Claims, and generally ensure an orderly chapter 7 liquidation, it is assumed that the Trustee will continue to employ or otherwise retain a limited number of the Debtors’ employees for a limited amount of time during the liquidation process to assist with, among other things, vacating all of the Properties, the sale of any Properties, finalization of employee benefit matters, cash collections, payroll and tax reporting, accounts payable and other books and records, and responding to certain legal matters related to the wind-down of the Debtors’ affairs.  Other costs include, without limitation, overhead expenses for the owned parcels of real estate pending the sales of those assets in the chapter 7 liquidation and document retention and destruction.
C.	Distribution of Proceeds

The costs, expenses, fees and any other Claims that may arise and constitute necessary costs and expenses in the event of a liquidation would be paid in full from the liquidation proceeds before the balance of those proceeds would be made available to holders of Unsecured Claims.

This analysis considers the effect that a chapter 7 liquidation would have on the ultimate proceeds available for distribution to creditors, including: (i) the increased costs and expenses of a liquidation arising from fees payable to the Trustee and any professional advisors the Trustee would hire to effectuate the liquidation process and (ii) an erosion in the value of the Debtors’ assets in the event of an expeditious liquidation.

Further, underlying the Liquidation Analysis are a number of estimates and assumptions that are inherently subject to significant economic, competitive, and operational uncertainties and contingencies beyond the control of the Debtors or the Trustee.  In addition, various liquidation decisions upon which certain assumptions are based, are subject to change.  Therefore, there can be no assurance that the assumptions and estimates utilized in determining the liquidation values of the Debtors’ assets will result in an accurate estimate of proceeds that would be realized were the Debtors to undergo an actual liquidation.  The actual amounts of Claims against the Estates could vary significantly from the estimate set forth herein, depending on the Claims asserted during the pendency of the chapter 7 cases.  Moreover, this Liquidation Analysis may not include all liabilities that may arise as a result of additional litigation, potential tax assessments, or other potential Claims.  This analysis excludes potential recoveries from avoidance actions or intangible assets and excludes incremental costs for the pursuit of such recoveries. Therefore, the actual liquidation value of the Debtors’ assets could vary materially from the estimates provided herein.

Estimated net proceeds may be realized from the liquidation of the Debtors’ subsidiaries. The method of liquidation may vary greatly from subsidiary to subsidiary depending on the jurisdiction where such subsidiary is located.  The obligations are assumed to be satisfied at the individual entity level, with excess proceeds flowing upward to the parent entity and next ownership level and ultimately to CBL & Associates Limited Partnership to the extent available.

The costs, expenses, fees and such other Claims that may arise and constitute necessary costs and expenses in a chapter 7 liquidation would be paid in full by the liquidation proceeds before the balance of those proceeds would be made available for holders of Unsecured Claims.  The Debtors believe that in a chapter 7 liquidation, holders of Unsecured Claims may receive between 0% to 100% (depending on the specific Debtor entity) but on a consolidated average, such claims will receive between 26.7% and 29.9%.

1.	First Lien Credit Facility Claims:
i.

The Liquidation Analysis assumes estimated First Lien Credit Facility Claims of approximately $1.115 billion in the aggregate as of the Conversion Date comprised of a (i) $439 million term loan (ii) and the balance of a $676 million revolver.

ii.	The Liquidation Analysis concludes that holders of First Lien Credit Facility Claims including recoveries from deficiency claims, will receive 85.0% to 95.2% recovery in a chapter 7 liquidation.[4]
iii.

In the event of a chapter 7 liquidation, the holders of First Lien Credit Facility Claims will, in the aggregate, receive all Cash currently segregated by the Debtors with respect to the Credit Facility Properties (as defined in the Final Cash Collateral Order) in accordance with section 11(a)(ii) of the Final Cash Collateral Order.

[4]

For the avoidance of doubt, the Debtors reserve all rights with respect to the amount of deficiency Claims, if any, that may be asserted against a guarantor. Nothing herein shall constitute an admission with respect to any legal argument relating to such Claims.

2.	Administrative Claims:
i.

Administrative Expense Claims arising in a hypothetical chapter 7 liquidation include the costs of administering the Estates, and claims arising during the Debtors’ chapter 11 cases before conversion into chapter 7 cases such as (a) postpetition service provider payables; (b) accrued postpetition employee obligations; (c) superpriority adequate protection claims, if any, in respect of prepetition secured indebtedness; (d) certain accrued taxes; (e) accrued utility payments; and (f) other liabilities incurred by the Estates in the ordinary course of business.

ii.

This Liquidation Analysis assumes there will be approximately $76 million of Administrative Claims outstanding as of the Conversion Date comprised of priority real estate tax claims, accrued and unpaid postpetition taxes, accrued and unpaid chapter 11 professional fees & postpetition payables.  The total amount of Administrative Claims allowed in these chapter 11 cases could differ materially from the assumptions set forth by this Liquidation Analysis, thereby reducing recoveries available to holders of Claims and Interests in a chapter 7 liquidation.  This Liquidation Analysis does not take into account superpriority adequate protection claims in respect of the diminution in value of collateral securing prepetition secured indebtedness, which claims, if any, may be substantial.

3.	Unsecured Claims:
i.

This Liquidation Analysis assumes there will be approximately $3.175 billion of Unsecured Claims outstanding as of the Conversion Date. This total is inclusive of the Senior Unsecured Notes Claims, potential deficiency claims, if any, and $56 million of accounts payable and accrued liabilities.

ii.	The claims reconciliation process is ongoing and subject to further review. This may result in higher or lower claims depending on the outcome of such analysis.
iii.	Senior Unsecured Note Claims:
1.

The Liquidation Analysis assumes estimated Senior Unsecured Notes Claims of approximately $1.375 billion in the aggregate as of the Conversion Date comprised of (i) $450 million of 2023 Notes (ii) $300 million of 2024 Notes and (iii) $625 million of 2026 Notes. The Liquidation Analysis concludes that holders of Senior Unsecured Notes Claims will receive a 28.9% to 32.5% recovery in a chapter 7 liquidation.

iv.

The Liquidation Analysis concludes that Unsecured Claims will receive between 0% and 100% (depending on the specific Debtor entity), but on a consolidated average, such claims will receive between 26.7% and 29.9% in a chapter 7 liquidation.

Conclusion:

The Debtors have determined, as summarized in this Liquidation Analysis, that the Plan will provide holders of Claims and Interests with a recovery that is not less than what they would otherwise receive if the Estates were liquidated under chapter 7 of the Bankruptcy Code.

CBL & Associates Properties, Inc. CBL - Consolidating Debtor Entities - Ch. 7 Liquidation Analysis $ in Millions

					De - Consolidated

		Net Book	Recovery %		Recovery $
	Consolidating Debtor Entities	Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	2,484	46.0%	51.4%	1,142	1,278
2.)	Subtotal	2,484	46.0%	51.4%	1,142	1,278

Liquidation Value of All Other Assets
3.)	Developments in Progress	30	60.0%	70.0%	18	21
4.)	Dividends from Non-Debtor Subsidiaries	61-91	100.0%	100.0%	61	91
5.)	Cash and Cash Equivalents (1)	465	100.0%	100.0%	465	465
6.)	Tenant Receivables (2)	64	37.0%	42.0%	24	27
7.)	Outstanding Receivables	3	40.0%	50.0%	1	1
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	2	85.0%	90.0%	2	2
9.)	Investments in Unconsolidated Affiliates	193	0.0%	1.5%	-	3
10.)	Recovery on Non-Debtor Intercompany Claims	65-72	100.0%	100.0%	65	72
11.)	Intangible Lease Assets and Other assets	64	2.5%	5.0%	2	3
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	947-984	67.4%	69.7%	638	685

	Total Estimated Proceeds from Liquidation of Assets				1,780	1,963

II. Admin / Wind Down Expenses
14.)	Subtotal				307	312

	Net Proceeds Available for Secured Claims				1,473	1,651

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	56.1%	62.8%	625	700
16.)	Subtotal	1,115	56.1%	62.8%	625	700

	Net Proceeds Available for Unsecured Claims				848	951

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	1,375	28.9%	32.5%	398	447
18.)	First Lien Credit Facility Deficiency Claim	1,115	28.9%	32.5%	322	362
19.)	Property Specific Non-CMBS Properties Guarantee	191-191	28.9%	32.5%	55	62
20.)	CMBS Properties Guarantee	438-438	11.6%	12.9%	51	57
21.)	Accounts Payable and Accrued Liabilities	56	39.3%	41.8%	22	23
22.)	Subtotal	3,175			848	951

IV. Unsecured Recovery (3)					26.7%	29.9%

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					948	1,062
Recovery %					85.0%	95.2%
Property Specific Non-CMBS Properties					55	62
Recovery %					3.8%	4.2%
CMBS Properties					51	57
Recovery %					4.4%	4.9%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL & Associates Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

1)	CBL & Associates Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	0.0%	0.0%	-	-
2.)	Subtotal	1	0.0%	0.0%	-	-

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	556-651	100.0%	100.0%	556	651
5.)	Cash and Cash Equivalents (1)	327	100.0%	100.0%	327	327
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	182	0.0%	1.5%	-	3
10.)	Recovery on Intercompany Claims	4-4	100.0%	100.0%	4	4
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1069-1164	82.9%	84.6%	887	985

	Total Estimated Proceeds from Liquidation of Assets				887	985

II. Admin / Wind Down Expenses
14.)	Subtotal				60	56

	Net Proceeds Available for Secured Claims				827	929

III. Liabilities

Liquidation Value of Secured Liabilities

15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				827	929

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	1,375	28.9%	32.5%	398	447
17.)	First Lien Credit Facility Deficiency Claim	1,115	28.9%	32.5%	322	362
18.)	Property Specific Non-CMBS Properties Guarantee	191-191	28.9%	32.5%	55	62
19.)	CMBS Properties Guarantee	139-139	28.9%	32.5%	40	45
20.)	Accounts Payable and Accrued Liabilities	40	28.9%	32.5%	12	13
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	2,860			827	929

IV. Unsecured Recovery (3)					28.9%	32.5%

	Net Proceeds Available for Parent				-	-

23.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					322	362
Recovery %					28.9%	32.5%
Property Specific Non-CMBS Properties Guarantee					55	62
Recovery %					3.8%	4.2%
CMBS Properties Guarantee					40	45
Recovery %					3.5%	3.9%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Pearland Ground, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

2)	Pearland Ground, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	97	51.7%	57.7%	50	56
2.)	Subtotal	97	51.7%	57.7%	50	56

Liquidation Value of All Other Assets
3.)	Developments in Progress	8	60.0%	70.0%	5	6
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents	6	100.0%	100.0%	6	6
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	9	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	25	47.9%	52.3%	12	13

	Total Estimated Proceeds from Liquidation of Assets				62	69

II. Admin / Wind Down Expenses
14.)	Subtotal				12	12

	Net Proceeds Available for Secured Claims				51	57

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	4.5%	5.1%	51	57
16.)	Subtotal	1,115	4.5%	5.1%	51	57

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	-	NA	NA	-	-
20.)	CMBS Properties Guarantee	-	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					51	57
Recovery %					4.5%	5.1%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL & Associates Management, Inc. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

3)	CBL & Associates Management, Inc.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	19	146.5%	163.8%	28	32
2.)	Subtotal	19	146.5%	163.8%	28	32

Liquidation Value of All Other Assets
3.)	Developments in Progress	8	60.0%	70.0%	5	6
4.)	Dividends from Subsidiaries	7-13	100.0%	100.0%	7	13
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	1	40.0%	50.0%	0	1
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	2	85.0%	90.0%	2	2
9.)	Investments in Unconsolidated Affiliates	8	0.0%	1.5%	-	0
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	20	2.5%	5.0%	1	1
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	49-55	33.9%	43.3%	17	24

	Total Estimated Proceeds from Liquidation of Assets				45	55

II. Admin / Wind Down Expenses
14.)	Subtotal				15	15

	Net Proceeds Available for Secured Claims				30	40

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				30	40

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	4	100.0%	100.0%	4	4
22.)	Subtotal	4			4	4

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				26	36

23.)	Payment to Parent	NA	NA	NA	26	36

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Mall del Norte, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

4)	Mall del Norte, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	123	69.7%	77.9%	86	96
2.)	Subtotal	123	69.7%	77.9%	86	96

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	13	100.0%	100.0%	13	13
6.)	Tenant Receivables (2)	4	37.0%	42.0%	1	2
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	17	83.3%	84.4%	14	15

	Total Estimated Proceeds from Liquidation of Assets				100	110

II. Admin / Wind Down Expenses
14.)	Subtotal				14	15

	Net Proceeds Available for Secured Claims				86	96

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	7.7%	8.6%	86	96
16.)	Subtotal	1,115	7.7%	8.6%	86	96

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					86	96
Recovery %					7.7%	8.6%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - JG Winston-Salem, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

5)	JG Winston-Salem, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	105	74.9%	83.7%	78	87
2.)	Subtotal	105	74.9%	83.7%	78	87

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	8	100.0%	100.0%	8	8
6.)	Tenant Receivables (2)	3	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	10	82.8%	84.2%	9	9

	Total Estimated Proceeds from Liquidation of Assets				87	96

II. Admin / Wind Down Expenses
14.)	Subtotal				13	14

	Net Proceeds Available for Secured Claims				74	83

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	6.6%	7.4%	74	83
16.)	Subtotal	1,115	6.6%	7.4%	74	83

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					74	83
Recovery %					6.6%	7.4%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL SM-Brownsville, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

6)	CBL SM-Brownsville, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	51	106.3%	118.8%	54	60
2.)	Subtotal	51	106.3%	118.8%	54	60

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	7	100.0%	100.0%	7	7
6.)	Tenant Receivables (2)	3	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	10	76.9%	78.6%	8	8

	Total Estimated Proceeds from Liquidation of Assets				62	68

II. Admin / Wind Down Expenses
14.)	Subtotal				9	9

	Net Proceeds Available for Secured Claims				53	59

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	4.7%	5.3%	53	59
16.)	Subtotal	1,115	4.7%	5.3%	53	59

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					53	59
Recovery %					4.7%	5.3%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Madison/West Towne, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

7)	Madison/West Towne, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	73	52.4%	58.6%	38	43
2.)	Subtotal	73	52.4%	58.6%	38	43

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	6	100.0%	100.0%	6	6
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	9	75.1%	76.8%	7	7

	Total Estimated Proceeds from Liquidation of Assets				45	49

II. Admin / Wind Down Expenses
14.)	Subtotal				8	9

	Net Proceeds Available for Secured Claims				36	41

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	3.2%	3.6%	36	41
16.)	Subtotal	1,115	3.2%	3.6%	36	41

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					36	41
Recovery %					3.2%	3.6%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - St. Clair Square SPE, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

8)	St. Clair Square SPE, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	62	63.7%	71.1%	40	44
2.)	Subtotal	62	63.7%	71.1%	40	44

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	69.4%	71.1%	5	5

	Total Estimated Proceeds from Liquidation of Assets				45	50

II. Admin / Wind Down Expenses
14.)	Subtotal				7	7

	Net Proceeds Available for Secured Claims				37	42

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				37	42

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				37	42

23.)	Payment to Parent	NA	NA	NA	37	42

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Kirkwood Mall Acquisition LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

9)	Kirkwood Mall Acquisition LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	112	35.0%	39.1%	39	44
2.)	Subtotal	112	35.0%	39.1%	39	44

Liquidation Value of All Other Assets
3.)	Developments in Progress	1	60.0%	70.0%	1	1
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	5	100.0%	100.0%	5	5
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	2	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	11	63.5%	66.1%	7	7

	Total Estimated Proceeds from Liquidation of Assets				46	51

II. Admin / Wind Down Expenses
14.)	Subtotal				7	8

	Net Proceeds Available for Secured Claims				39	44

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	3.5%	3.9%	39	44
16.)	Subtotal	1,115	3.5%	3.9%	39	44

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	1	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	1			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					39	44
Recovery %					3.5%	3.9%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Layton Hills Mall CMBS, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

10)	Layton Hills Mall CMBS, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	73	51.6%	57.6%	38	42
2.)	Subtotal	73	51.6%	57.6%	38	42

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	6	100.0%	100.0%	6	6
6.)	Tenant Receivables (2)	1	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	9	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	17	41.1%	42.9%	7	7

	Total Estimated Proceeds from Liquidation of Assets				45	49

II. Admin / Wind Down Expenses
14.)	Subtotal				7	7

	Net Proceeds Available for Secured Claims				38	43

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	3.4%	3.8%	38	43
16.)	Subtotal	1,115	3.4%	3.8%	38	43

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					38	43
Recovery %					3.4%	3.8%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Valley View Mall SPE, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

11)	Valley View Mall SPE, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	70	71.6%	80.0%	50	56
2.)	Subtotal	70	71.6%	80.0%	50	56

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	75.1%	77.0%	5	6

	Total Estimated Proceeds from Liquidation of Assets				56	62

II. Admin / Wind Down Expenses
14.)	Subtotal				7	9

	Net Proceeds Available for Secured Claims				48	53

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				48	53

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				48	53

23.)	Payment to Parent	NA	NA	NA	48	53

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Mayfaire Town Center, LP - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

12)	Mayfaire Town Center, LP	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	127	29.7%	33.2%	38	42
2.)	Subtotal	127	29.7%	33.2%	38	42

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	5	100.0%	100.0%	5	5
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	2	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	9	64.8%	66.8%	6	6

	Total Estimated Proceeds from Liquidation of Assets				43	48

II. Admin / Wind Down Expenses
14.)	Subtotal				7	7

	Net Proceeds Available for Secured Claims				37	41

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	3.3%	3.7%	37	41
16.)	Subtotal	1,115	3.3%	3.7%	37	41

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	1	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	1			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					37	41
Recovery %					3.3%	3.7%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Imperial Valley Mall II, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

13)	Imperial Valley Mall II, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	95	28.5%	31.8%	27	30
2.)	Subtotal	95	28.5%	31.8%	27	30

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	72.9%	74.4%	5	5

	Total Estimated Proceeds from Liquidation of Assets				32	36

II. Admin / Wind Down Expenses
14.)	Subtotal				5	5

	Net Proceeds Available for Secured Claims				27	30

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	2.4%	2.7%	27	30
16.)	Subtotal	1,115	2.4%	2.7%	27	30

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					27	30
Recovery %					2.4%	2.7%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL/Westmoreland, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

14)	CBL/Westmoreland, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	87	43.4%	48.5%	38	42
2.)	Subtotal	87	43.4%	48.5%	38	42

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	7	100.0%	100.0%	7	7
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	9	78.6%	79.7%	7	8

	Total Estimated Proceeds from Liquidation of Assets				45	50

II. Admin / Wind Down Expenses
14.)	Subtotal				7	7

	Net Proceeds Available for Secured Claims				38	43

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	3.4%	3.8%	38	43
16.)	Subtotal	1,115	3.4%	3.8%	38	43

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	2	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	2			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					38	43
Recovery %					3.4%	3.8%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Cherryvale Mall, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

15)	Cherryvale Mall, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	71	38.2%	42.7%	27	31
2.)	Subtotal	71	38.2%	42.7%	27	31

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	5	100.0%	100.0%	5	5
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	81.8%	83.1%	6	6

	Total Estimated Proceeds from Liquidation of Assets				33	37

II. Admin / Wind Down Expenses
14.)	Subtotal				7	7

	Net Proceeds Available for Secured Claims				26	29

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	2.3%	2.6%	26	29
16.)	Subtotal	1,115	2.3%	2.6%	26	29

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					26	29
Recovery %					2.3%	2.6%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Turtle Creek Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

16)	Turtle Creek Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	17	135.5%	151.4%	24	26
2.)	Subtotal	17	135.5%	151.4%	24	26

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	1	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	6	78.7%	80.2%	4	4

	Total Estimated Proceeds from Liquidation of Assets				28	31

II. Admin / Wind Down Expenses
14.)	Subtotal				4	4

	Net Proceeds Available for Secured Claims				24	26

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	2.1%	2.4%	24	26
16.)	Subtotal	1,115	2.1%	2.4%	24	26

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					24	26
Recovery %					2.1%	2.4%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Fayette Middle Anchor, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

17)	Fayette Middle Anchor, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	49	48.5%	54.3%	24	27
2.)	Subtotal	49	48.5%	54.3%	24	27

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	1
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	3	59.3%	61.9%	2	2

	Total Estimated Proceeds from Liquidation of Assets				26	28

II. Admin / Wind Down Expenses
14.)	Subtotal				4	4

	Net Proceeds Available for Secured Claims				22	24

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				22	24

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				21	24

23.)	Payment to Parent	NA	NA	NA	21	24

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - POM-College Station, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

18)	POM-College Station, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	24	102.3%	114.3%	24	27
2.)	Subtotal	24	102.3%	114.3%	24	27

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	6	78.1%	79.7%	5	5

	Total Estimated Proceeds from Liquidation of Assets				29	32

II. Admin / Wind Down Expenses
14.)	Subtotal				5	5

	Net Proceeds Available for Secured Claims				24	27

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	2.1%	2.4%	24	27
16.)	Subtotal	1,115	2.1%	2.4%	24	27

	Net Proceeds Available for Unsecured Claims				24	27

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					24	27
Recovery %					2.1%	2.4%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Harford Mall Business Trust - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

19)	Harford Mall Business Trust	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	51	41.9%	46.8%	21	24
2.)	Subtotal	51	41.9%	46.8%	21	24

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	66.7%	69.0%	3	3

	Total Estimated Proceeds from Liquidation of Assets				24	26

II. Admin / Wind Down Expenses
14.)	Subtotal				4	4

	Net Proceeds Available for Secured Claims				20	23

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				20	23

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				20	23

23.)	Payment to Parent	NA	NA	NA	20	23

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL RM-Waco, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

20)	CBL RM-Waco, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	37	62.5%	69.8%	23	26
2.)	Subtotal	37	62.5%	69.8%	23	26

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	5	79.4%	80.8%	4	4

	Total Estimated Proceeds from Liquidation of Assets				28	30

II. Admin / Wind Down Expenses
14.)	Subtotal				5	5

	Net Proceeds Available for Secured Claims				23	26

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	2.1%	2.3%	23	26
16.)	Subtotal	1,115	2.1%	2.3%	23	26

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					23	26
Recovery %					2.1%	2.3%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Madison/East Towne, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

21)	Madison/East Towne, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	72	13.4%	14.9%	10	11
2.)	Subtotal	72	13.4%	14.9%	10	11

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	69.9%	71.9%	3	3

	Total Estimated Proceeds from Liquidation of Assets				13	14

II. Admin / Wind Down Expenses
14.)	Subtotal				4	4

	Net Proceeds Available for Secured Claims				9	10

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	0.8%	0.9%	9	10
16.)	Subtotal	1,115	0.8%	0.9%	9	10

	Net Proceeds Available for Unsecured Claims				9	10

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					9	10
Recovery %					0.8%	0.9%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Hixson Mall, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

22)	Hixson Mall, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	20	95.6%	106.8%	19	21
2.)	Subtotal	20	95.6%	106.8%	19	21

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	3	100.0%	100.0%	3	3
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	5	73.4%	74.9%	4	4

	Total Estimated Proceeds from Liquidation of Assets				22	25

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				19	21

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	1.7%	1.9%	19	21
16.)	Subtotal	1,115	1.7%	1.9%	19	21

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					19	21
Recovery %					1.7%	1.9%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Parkway Place SPE, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

23)	Parkway Place SPE, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	54	63.8%	71.3%	35	39
2.)	Subtotal	54	63.8%	71.3%	35	39

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	1	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	5	54.1%	57.4%	3	3

	Total Estimated Proceeds from Liquidation of Assets				37	41

II. Admin / Wind Down Expenses
14.)	Subtotal				5	6

	Net Proceeds Available for Secured Claims				32	35

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				32	35

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				31	34

23.)	Payment to Parent	NA	NA	NA	31	34

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - South County Shoppingtown LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

24)	South County Shoppingtown LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	122	24.3%	27.1%	30	33
2.)	Subtotal	122	24.3%	27.1%	30	33

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	4	100.0%	100.0%	4	4
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	62.9%	64.8%	5	5

	Total Estimated Proceeds from Liquidation of Assets				34	38

II. Admin / Wind Down Expenses
14.)	Subtotal				6	6

	Net Proceeds Available for Secured Claims				28	32

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				28	32

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				27	31

23.)	Payment to Parent	NA	NA	NA	27	31

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Frontier Mall Associates Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

25)	Frontier Mall Associates Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	12	146.2%	163.4%	17	19
2.)	Subtotal	12	146.2%	163.4%	17	19

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	73.4%	75.1%	3	3

	Total Estimated Proceeds from Liquidation of Assets				20	22

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				17	19

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	1.5%	1.7%	17	19
16.)	Subtotal	1,115	1.5%	1.7%	17	19

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					17	19
Recovery %					1.5%	1.7%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Dakota Square Mall CMBS, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

26)	Dakota Square Mall CMBS, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	92	18.5%	20.7%	17	19
2.)	Subtotal	92	18.5%	20.7%	17	19

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	3	100.0%	100.0%	3	3
6.)	Tenant Receivables (2)	3	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	2	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	7	52.3%	54.9%	4	4

	Total Estimated Proceeds from Liquidation of Assets				21	23

II. Admin / Wind Down Expenses
14.)	Subtotal				4	4

	Net Proceeds Available for Secured Claims				17	19

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				17	19

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				16	18

23.)	Payment to Parent	NA	NA	NA	16	18

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Northpark Mall/Joplin, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

27)	Northpark Mall/Joplin, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	61	24.3%	27.1%	15	16
2.)	Subtotal	61	24.3%	27.1%	15	16

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	77.1%	78.6%	3	3

	Total Estimated Proceeds from Liquidation of Assets				18	19

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				15	16

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				15	16

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				15	16

23.)	Payment to Parent	NA	NA	NA	15	16

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Mid Rivers Mall CMBS, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

28)	Mid Rivers Mall CMBS, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	50	28.4%	31.8%	14	16
2.)	Subtotal	50	28.4%	31.8%	14	16

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	69.9%	71.6%	3	3

	Total Estimated Proceeds from Liquidation of Assets				17	19

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				14	15

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				14	15

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				14	15

23.)	Payment to Parent	NA	NA	NA	14	15

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Brookfield Square Joint Venture - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

29)	Brookfield Square Joint Venture	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	56	21.3%	23.8%	12	13
2.)	Subtotal	56	21.3%	23.8%	12	13

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	64.9%	67.3%	3	3

	Total Estimated Proceeds from Liquidation of Assets				15	16

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				12	13

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				12	13

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				11	12

23.)	Payment to Parent	NA	NA	NA	11	12

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Fayette Plaza CMBS, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

30)	Fayette Plaza CMBS, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	27	41.0%	45.8%	11	12
2.)	Subtotal	27	41.0%	45.8%	11	12

Liquidation Value of All Other Assets
3.)	Developments in Progress	1	60.0%	70.0%	1	1
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	74.3%	79.1%	1	2

	Total Estimated Proceeds from Liquidation of Assets				13	14

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				11	12

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				11	12

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				11	12

23.)	Payment to Parent	NA	NA	NA	11	12

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Madison Joint Venture, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

31)	Madison Joint Venture, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	6	205.9%	230.1%	13	15
2.)	Subtotal	6	205.9%	230.1%	13	15

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	79.3%	80.6%	1	1

	Total Estimated Proceeds from Liquidation of Assets				15	16

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				12	14

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				12	14

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				12	14

23.)	Payment to Parent	NA	NA	NA	12	14

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Shoppes at St. Clair CMBS, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

32)	Shoppes at St. Clair CMBS, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	16	60.0%	67.1%	10	11
2.)	Subtotal	16	60.0%	67.1%	10	11

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	67.7%	70.0%	1	1

	Total Estimated Proceeds from Liquidation of Assets				11	12

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				9	10

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				9	10

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				9	10

23.)	Payment to Parent	NA	NA	NA	9	10

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Cross Creek Anchor S, LP - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

33)	Cross Creek Anchor S, LP	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	9	0.0%	0.0%	-	-
2.)	Subtotal	9	0.0%	0.0%	-	-

Liquidation Value of All Other Assets
3.)	Developments in Progress	7	60.0%	70.0%	4	5
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	3	100.0%	100.0%	3	3
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	11	72.1%	79.0%	8	8

	Total Estimated Proceeds from Liquidation of Assets				8	8

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				7	8

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				7	8

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				6	7

23.)	Payment to Parent	NA	NA	NA	6	7

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Coolsprings Crossing Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

34)	Coolsprings Crossing Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	8	137.3%	153.4%	11	13
2.)	Subtotal	8	137.3%	153.4%	11	13

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	53.7%	56.8%	0	0

	Total Estimated Proceeds from Liquidation of Assets				12	13

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				10	11

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				10	11

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				10	11

23.)	Payment to Parent	NA	NA	NA	10	11

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - York Galleria Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

35)	York Galleria Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	45	15.1%	16.9%	7	8
2.)	Subtotal	45	15.1%	16.9%	7	8

Liquidation Value of All Other Assets
3.)	Developments in Progress	2	60.0%	70.0%	1	1
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	43.7%	50.9%	2	2

	Total Estimated Proceeds from Liquidation of Assets				9	10

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				6	8

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				6	8

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				6	8

23.)	Payment to Parent	NA	NA	NA	6	8

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Meridian Mall Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

36)	Meridian Mall Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	78	12.0%	13.4%	9	10
2.)	Subtotal	78	12.0%	13.4%	9	10

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	3	33.0%	37.8%	1	1

	Total Estimated Proceeds from Liquidation of Assets				10	11

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				8	9

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				8	9

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				7	9

23.)	Payment to Parent	NA	NA	NA	7	9

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL/Monroeville Partner, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

37)	CBL/Monroeville Partner, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	49	19.8%	22.1%	10	11
2.)	Subtotal	49	19.8%	22.1%	10	11

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	2	100.0%	100.0%	2	2
6.)	Tenant Receivables (2)	2	37.0%	42.0%	1	1
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	4	56.4%	59.1%	2	2

	Total Estimated Proceeds from Liquidation of Assets				12	13

II. Admin / Wind Down Expenses
14.)	Subtotal				3	3

	Net Proceeds Available for Secured Claims				9	10

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				9	10

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				8	10

23.)	Payment to Parent	NA	NA	NA	8	10

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Gunbarrel Commons, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

38)	Gunbarrel Commons, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	11	113.1%	126.4%	13	14
2.)	Subtotal	11	113.1%	126.4%	13	14

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	85.3%	86.2%	1	1

	Total Estimated Proceeds from Liquidation of Assets				14	15

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				12	13

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				12	13

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				12	13

23.)	Payment to Parent	NA	NA	NA	12	13

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Laurel Park Retail Properties LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

39)	Laurel Park Retail Properties LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	24	24.1%	26.9%	6	7
2.)	Subtotal	24	24.1%	26.9%	6	7

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	32.4%	36.1%	1	1

	Total Estimated Proceeds from Liquidation of Assets				7	7

II. Admin / Wind Down Expenses
14.)	Subtotal				1	2

	Net Proceeds Available for Secured Claims				5	6

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				5	6

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				5	6

23.)	Payment to Parent	NA	NA	NA	5	6

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL/Sunrise Commons, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

40)	CBL/Sunrise Commons, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	6	131.5%	147.0%	8	8
2.)	Subtotal	6	131.5%	147.0%	8	8

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	59.3%	62.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				8	9

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				7	8

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				7	8

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				7	8

23.)	Payment to Parent	NA	NA	NA	7	8

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Hamilton Place Anchor S, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

41)	Hamilton Place Anchor S, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	33	42.5%	47.5%	14	16
2.)	Subtotal	33	42.5%	47.5%	14	16

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	6.1%	8.8%	0	0

	Total Estimated Proceeds from Liquidation of Assets				14	16

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				13	13

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				13	13

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				13	13

23.)	Payment to Parent	NA	NA	NA	13	13

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Southpark Mall-DSG, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

42)	Southpark Mall-DSG, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	8	93.2%	104.1%	8	9
2.)	Subtotal	8	93.2%	104.1%	8	9

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	75.6%	76.8%	1	1

	Total Estimated Proceeds from Liquidation of Assets				8	9

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				7	8

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				7	8

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				7	8

23.)	Payment to Parent	NA	NA	NA	7	8

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Southaven Towne Center II, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

43)	Southaven Towne Center II, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	25	43.0%	48.1%	11	12
2.)	Subtotal	25	43.0%	48.1%	11	12

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	65.5%	67.3%	1	1

	Total Estimated Proceeds from Liquidation of Assets				12	13

II. Admin / Wind Down Expenses
14.)	Subtotal				1	2

	Net Proceeds Available for Secured Claims				11	11

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				11	11

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				11	11

23.)	Payment to Parent	NA	NA	NA	11	11

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Brookfield Square Parcel, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

44)	Brookfield Square Parcel, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	5	60.4%	67.5%	3	4
2.)	Subtotal	5	60.4%	67.5%	3	4

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	35.2%	37.6%	0	0

	Total Estimated Proceeds from Liquidation of Assets				3	4

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				3	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				3	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				3	3

23.)	Payment to Parent	NA	NA	NA	3	3

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Old Hickory Mall Venture II, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

45)	Old Hickory Mall Venture II, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	32	15.5%	17.4%	5	6
2.)	Subtotal	32	15.5%	17.4%	5	6

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	67.8%	70.0%	1	1

	Total Estimated Proceeds from Liquidation of Assets				6	6

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				5	5

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				5	5

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				5	5

23.)	Payment to Parent	NA	NA	NA	5	5

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Alamance Crossing II, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

46)	Alamance Crossing II, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	17	62.7%	70.1%	11	12
2.)	Subtotal	17	62.7%	70.1%	11	12

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	1	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	70.6%	72.5%	1	1

	Total Estimated Proceeds from Liquidation of Assets				12	13

II. Admin / Wind Down Expenses
14.)	Subtotal				1	2

	Net Proceeds Available for Secured Claims				11	11

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				11	11

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	43-43	25.0%	26.6%	11	11
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	43			11	11

IV. Unsecured Recovery (3)					25.0%	26.6%

	Net Proceeds Available for Parent				-	-

23.)	Payment to Parent	NA	NA	NA	-	-

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Westgate Crossing Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

47)	Westgate Crossing Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	6	82.4%	92.1%	5	6
2.)	Subtotal	6	82.4%	92.1%	5	6

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	28.7%	32.4%	0	0

	Total Estimated Proceeds from Liquidation of Assets				5	6

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	5

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	5

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	5

23.)	Payment to Parent	NA	NA	NA	4	5

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - The Courtyard at Hickory Hollow Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

48)	The Courtyard at Hickory Hollow Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	4	119.5%	133.5%	5	6
2.)	Subtotal	4	119.5%	133.5%	5	6

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	77.8%	79.3%	0	0

	Total Estimated Proceeds from Liquidation of Assets				5	6

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				5	5

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				5	5

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				5	5

23.)	Payment to Parent	NA	NA	NA	5	5

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - WI-Land Parcels, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

49)	WI-Land Parcels, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net) - Ground Lease Included	1	697.4%	779.4%	4	5
2.)	Subtotal	1	697.4%	779.4%	4	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	100.0%	100.0%	0	0

	Total Estimated Proceeds from Liquidation of Assets				4	5

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	4

23.)	Payment to Parent	NA	NA	NA	4	4

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Stroud Mall, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

50)	Stroud Mall, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	38	7.4%	8.3%	3	3
2.)	Subtotal	38	7.4%	8.3%	3	3

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	1	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	29.7%	31.6%	1	1

	Total Estimated Proceeds from Liquidation of Assets				3	4

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				2	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	3	93.4%	100.0%	2	3
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	3			2	3

IV. Unsecured Recovery (3)					93.4%	100.0%

	Net Proceeds Available for Parent				-	0

23.)	Payment to Parent	NA	NA	NA	-	0

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Hanes Mall Parcels, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

51)	Hanes Mall Parcels, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	4	115.9%	129.6%	5	5
2.)	Subtotal	4	115.9%	129.6%	5	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	56.0%	58.6%	0	1

	Total Estimated Proceeds from Liquidation of Assets				5	6

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	5

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	5

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	5

23.)	Payment to Parent	NA	NA	NA	4	5

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - The Landing at Arbor Place II, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

52)	The Landing at Arbor Place II, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	11	30.1%	33.7%	3	4
2.)	Subtotal	11	30.1%	33.7%	3	4

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	25.0%	29.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				3	4

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				3	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				3	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				3	3

23.)	Payment to Parent	NA	NA	NA	3	3

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Volusia-OP Peripheral, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

53)	Volusia-OP Peripheral, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	6	72.1%	80.5%	4	5
2.)	Subtotal	6	72.1%	80.5%	4	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	58.0%	60.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				5	5

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	4

23.)	Payment to Parent	NA	NA	NA	4	4

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Eastland Mall, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

54)	Eastland Mall, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	23	13.3%	14.9%	3	3
2.)	Subtotal	23	13.3%	14.9%	3	3

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	53.9%	56.7%	1	1

	Total Estimated Proceeds from Liquidation of Assets				4	4

II. Admin / Wind Down Expenses
14.)	Subtotal				2	2

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				2	2

23.)	Payment to Parent	NA	NA	NA	2	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - West Towne District, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

55)	West Towne District, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	4	89.3%	99.8%	3	4
2.)	Subtotal	4	89.3%	99.8%	3	4

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	64.4%	65.7%	0	0

	Total Estimated Proceeds from Liquidation of Assets				3	4

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				3	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				3	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				3	3

23.)	Payment to Parent	NA	NA	NA	3	3

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Parkdale Mall, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

56)	Parkdale Mall, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	3	77.4%	86.5%	3	3
2.)	Subtotal	3	77.4%	86.5%	3	3

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	58.0%	60.6%	0	0

	Total Estimated Proceeds from Liquidation of Assets				3	3

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				3	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				3	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				3	3

23.)	Payment to Parent	NA	NA	NA	3	3

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Parkdale Anchor M, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

57)	Parkdale Anchor M, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	18	23.6%	26.4%	4	5
2.)	Subtotal	18	23.6%	26.4%	4	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	43.2%	45.3%	0	0

	Total Estimated Proceeds from Liquidation of Assets				5	5

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	4

23.)	Payment to Parent	NA	NA	NA	4	4

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Jefferson Anchor M, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

58)	Jefferson Anchor M, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	6	66.4%	74.2%	4	5
2.)	Subtotal	6	66.4%	74.2%	4	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	57.8%	58.9%	0	0

	Total Estimated Proceeds from Liquidation of Assets				4	5

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				4	4

23.)	Payment to Parent	NA	NA	NA	4	4

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - East Towne Parcel I, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

59)	East Towne Parcel I, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	2	56.3%	62.9%	1	1
2.)	Subtotal	2	56.3%	62.9%	1	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	32.0%	34.1%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Monroeville Anchor Limited Partnership - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

60)	Monroeville Anchor Limited Partnership	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	4	107.9%	120.6%	4	5
2.)	Subtotal	4	107.9%	120.6%	4	5

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	54.0%	56.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				5	5

II. Admin / Wind Down Expenses
14.)	Subtotal				0	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				4	4

23.)	Payment to Parent	NA	NA	NA	4	4

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - TN-Land Parcels, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

61)	TN-Land Parcels, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	0	1425.3%	1593.0%	2	2
2.)	Subtotal	0	1425.3%	1593.0%	2	2

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	64.3%	66.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				2	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				2	2

23.)	Payment to Parent	NA	NA	NA	2	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - LHM-Utah, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

62)	LHM-Utah, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	2	242.1%	270.6%	4	4
2.)	Subtotal	2	242.1%	270.6%	4	4

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	77.5%	79.5%	0	0

	Total Estimated Proceeds from Liquidation of Assets				4	5

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				4	4

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	0.3%	0.4%	4	4
16.)	Subtotal	1,115	0.3%	0.4%	4	4

	Net Proceeds Available for Unsecured Claims				4	4

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	0	0.0%	0.0%	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	0			-	-

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					4	4
Recovery %					0.3%	0.4%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL/Monroeville, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

63)	CBL/Monroeville, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	25	24.0%	26.9%	6	7
2.)	Subtotal	25	24.0%	26.9%	6	7

Liquidation Value of All Other Assets
3.)	Developments in Progress	0	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	1	100.0%	100.0%	1	1
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	67.0%	68.6%	1	1

	Total Estimated Proceeds from Liquidation of Assets				7	8

II. Admin / Wind Down Expenses
14.)	Subtotal				1	1

	Net Proceeds Available for Secured Claims				6	6

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				6	6

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				6	6

23.)	Payment to Parent	NA	NA	NA	6	6

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Pearland-OP Parcel 8, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

64)	Pearland-OP Parcel 8, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	196.0%	219.1%	2	2
2.)	Subtotal	1	196.0%	219.1%	2	2

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	75.9%	77.3%	0	0

	Total Estimated Proceeds from Liquidation of Assets				2	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	First Lien Credit Facility	1,115	0.1%	0.2%	2	2
16.)	Subtotal	1,115	0.1%	0.2%	2	2

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
17.)	Senior Unsecured Notes	-	NA	NA	-	-
18.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
19.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
21.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
22.)	Intercompany	-	NA	NA	-	-
23.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

24.)	Payment to Parent	NA	NA	NA	-	-

Memo: Secured + Unsecured Recovery

First Lien Credit Facility Recovery					2	2
Recovery %					0.1%	0.2%

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL/Monroeville Expansion, L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

65)	CBL/Monroeville Expansion, L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	3	42.0%	47.0%	1	2
2.)	Subtotal	3	42.0%	47.0%	1	2

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	15.9%	19.3%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - EastGate Company - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

66)	EastGate Company	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	2	45.1%	50.4%	1	1
2.)	Subtotal	2	45.1%	50.4%	1	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	65.2%	67.2%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - TX-Land Parcels, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

67)	TX-Land Parcels, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	3	55.7%	62.3%	2	2
2.)	Subtotal	3	55.7%	62.3%	2	2

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	62.2%	63.9%	0	0

	Total Estimated Proceeds from Liquidation of Assets				2	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				2	2

23.)	Payment to Parent	NA	NA	NA	2	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Jefferson Mall Company II, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

68)	Jefferson Mall Company II, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	144.9%	161.9%	1	1
2.)	Subtotal	1	144.9%	161.9%	1	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	61.3%	62.7%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Jefferson Anchor S, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

69)	Jefferson Anchor S, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	4	21.9%	25.7%	1	1
2.)	Subtotal	4	21.9%	25.7%	1	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	1	60.0%	70.0%	1	1
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	61.2%	70.6%	1	1

	Total Estimated Proceeds from Liquidation of Assets				2	2

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				2	2

23.)	Payment to Parent	NA	NA	NA	2	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - EastGate Anchor S, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

70)	EastGate Anchor S, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	31.5%	39.4%	0	1
2.)	Subtotal	1	31.5%	39.4%	0	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	1	60.0%	70.0%	0	0
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	59.0%	68.9%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Imperial Valley Peripheral L.P. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

71)	Imperial Valley Peripheral L.P.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	5	8.7%	9.8%	0	1
2.)	Subtotal	5	8.7%	9.8%	0	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	85.4%	86.5%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				0	0

23.)	Payment to Parent	NA	NA	NA	0	0

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - D'Iberville CBL Land, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

72)	D’Iberville CBL Land, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	8	18.5%	37.0%	2	3
2.)	Subtotal	8	18.5%	37.0%	2	3

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	37.0%	42.0%	0	0

	Total Estimated Proceeds from Liquidation of Assets				2	3

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	3

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	3

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	1	100.0%	100.0%	1	1
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1			1	1

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				1	2

23.)	Payment to Parent	NA	NA	NA	1	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL & Associates Properties, Inc. - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

73)	CBL & Associates Properties, Inc.	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	-	NA	NA	-	-
2.)	Subtotal	-	NA	NA	-	-

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	0	40.0%	50.0%	0	0
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	1	0.0%	1.5%	-	0
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	1	2.2%	4.0%	0	0

	Total Estimated Proceeds from Liquidation of Assets				0	0

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				0	0

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				0	0

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	1,115	0.0%	0.0%	0	0
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	1,115			0	0

IV. Unsecured Recovery (3)					0.0%	0.0%

	Net Proceeds Available for Parent				-	-

23.)	Payment to Parent	NA	NA	NA	-	-

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Eastland Anchor M, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

74)	Eastland Anchor M, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	6.0%	6.7%	0	0
2.)	Subtotal	1	6.0%	6.7%	0	0

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	42.7%	44.1%	0	0

	Total Estimated Proceeds from Liquidation of Assets				0	0

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				-	-

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				-	-

23.)	Payment to Parent	NA	NA	NA	-	-

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Volusia SAC, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

75)	Volusia SAC, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	8	30.2%	33.8%	2	3
2.)	Subtotal	8	30.2%	33.8%	2	3

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	13.7%	17.1%	0	0

	Total Estimated Proceeds from Liquidation of Assets				2	3

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				2	2

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				2	2

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				2	2

23.)	Payment to Parent	NA	NA	NA	2	2

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - CBL HP Hotel Member, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

76)	CBL HP Hotel Member, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	-	NA	NA	-	-
2.)	Subtotal	-	NA	NA	-	-

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	-	100.0%	100.0%	-	-
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	2	0.0%	1.5%	-	0
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	2	0.0%	1.5%	-	0

	Total Estimated Proceeds from Liquidation of Assets				-	0

II. Admin / Wind Down Expenses
14.)	Subtotal				-	0

	Net Proceeds Available for Secured Claims				-	0

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				-	0

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	0.0%	100.0%	-	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			-	0

IV. Unsecured Recovery (3)					0.0%	100.0%

	Net Proceeds Available for Parent				-	0

23.)	Payment to Parent	NA	NA	NA	-	0

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Northgate SAC, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

77)	Northgate SAC, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	1	70.3%	78.5%	1	1
2.)	Subtotal	1	70.3%	78.5%	1	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	0	37.0%	42.0%	0	0
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	0	2.5%	5.0%	0	0
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	66.9%	68.8%	0	0

	Total Estimated Proceeds from Liquidation of Assets				1	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				1	1

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				1	1

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	-	NA	NA	-	-
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	-			-	-

IV. Unsecured Recovery (3)					NA	NA

	Net Proceeds Available for Parent				1	1

23.)	Payment to Parent	NA	NA	NA	1	1

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

CBL - Hickory Point Outparcels, LLC - Ch. 7 Liquidation Analysis

$ in Millions

					De - Consolidated

78)	Hickory Point Outparcels, LLC	Net Book	Recovery %		Recovery $
		Value (1)	Low	High	Low	High

I. Assets
Liquidation Value of Real Estate Assets

1.)	Land, Building & Improvements (Net)	2	10.8%	21.6%	0	1
2.)	Subtotal	2	10.8%	21.6%	0	1

Liquidation Value of All Other Assets
3.)	Developments in Progress	-	60.0%	70.0%	-	-
4.)	Dividends from Subsidiaries	0-0	NA	NA	-	-
5.)	Cash and Cash Equivalents (1)	0	100.0%	100.0%	0	0
6.)	Tenant Receivables (2)	-	37.0%	42.0%	-	-
7.)	Outstanding Receivables	-	40.0%	50.0%	-	-
8.)	Mortgage and Other Notes Receivable (Mortgage Escrow)	-	85.0%	90.0%	-	-
9.)	Investments in Unconsolidated Affiliates	-	0.0%	1.5%	-	-
10.)	Recovery on Intercompany Claims	0-0	NA	NA	-	-
11.)	Intangible Lease Assets and Other assets	-	2.5%	5.0%	-	-
12.)	Litigation & Preference/Avoidance Actions	-	N/A	N/A	-	-
13.)	Subtotal	0	100.0%	0.0%	0	0

	Total Estimated Proceeds from Liquidation of Assets				0	1

II. Admin / Wind Down Expenses
14.)	Subtotal				0	0

	Net Proceeds Available for Secured Claims				-	-

III. Liabilities

Liquidation Value of Secured Liabilities
15.)	Subtotal	NA	NA	NA	NA	NA

	Net Proceeds Available for Unsecured Claims				-	-

Liquidation Value of Unsecured Liabilities
16.)	Senior Unsecured Notes	-	NA	NA	-	-
17.)	First Lien Credit Facility Deficiency Claim	-	NA	NA	-	-
18.)	Property Specific Non-CMBS Properties Guarantee	0-0	NA	NA	-	-
19.)	CMBS Properties Guarantee	0-0	NA	NA	-	-
20.)	Accounts Payable and Accrued Liabilities	0	100.0%	100.0%	0	0
21.)	Intercompany	-	NA	NA	-	-
22.)	Subtotal	0			0	0

IV. Unsecured Recovery (3)					100.0%	100.0%

	Net Proceeds Available for Parent				0	0

23.)	Payment to Parent	NA	NA	NA	0	0

(1) Liquidation Analysis reflects books and records as of 2/28/21. Cash balance is rolled forward through liquidation period.

(2) Reflects book value of receivables which includes straight line rent. Straight line rent has $0 recovery.

(3) The analysis reflects the Debtors best estimate on General Unsecured claims using their February 2021 books and records net of eliminations.

CBL & Associates Properties, Inc.

List of Unscheduled Entities - Entities with $0 of Recoverable Assets

	Entity Name	Assets		Entity Name	Assets
1)	CBL Holdings I, Inc.	-	51)	CBL/Gulf Coast, LLC	-
2)	CBL Holdings II, Inc.	-	52)	CBL/Imperial Valley GP, LLC	-
3)	Akron Mall Land, LLC	-	53)	CBL/J I, LLC	-
4)	Alamance Crossing, LLC	-	54)	CBL/J II, LLC	-
5)	APWM, LLC	-	55)	CBL/Kirkwood Mall, LLC	-
6)	Arbor Place Limited Partnership	-	56)	CBL/Madison I, LLC	-
7)	Asheville, LLC	-	57)	CBL/Monroeville Expansion I, LLC	-
8)	CBL Eagle Point Member, LLC	-	58)	CBL/Monroeville Expansion II, LLC	-
9)	CBL Statesboro Member, LLC	-	59)	CBL/Monroeville Expansion III, LLC	-
10)	CBL Walden Park, LLC	-	60)	CBL/Monroeville Expansion Partner, L.P.	-
11)	CBL/Brookfield I, LLC	-	61)	CBL/Monroeville I, LLC	-
12)	CBL/Brookfield II, LLC	-	62)	CBL/Monroeville II, LLC	-
13)	CBL/Cherryvale I, LLC	-	63)	CBL/Monroeville III, LLC	-
14)	CBL/Citadel I, LLC	-	64)	CBL/Nashua Limited Partnership	-
15)	CBL/Citadel II, LLC	-	65)	CBL/Old Hickory I, LLC	-
16)	CBL/EastGate I, LLC	-	66)	CBL/Old Hickory II, LLC	-
17)	CBL/EastGate II, LLC	-	67)	CBL/Parkdale Crossing GP, LLC	-
18)	CBL/EastGate Mall, LLC	-	68)	CBL/Parkdale Crossing, L.P.	-
19)	CBL/Fayette I, LLC	-	69)	CBL/Parkdale Mall GP, LLC	-
20)	CBL/Fayette II, LLC	-	70)	CBL/Parkdale, LLC	-
21)	CBL/GP Cary, Inc.	-	71)	CBL/Penn Investments, LLC	-
22)	CBL/GP II, Inc.	-	72)	CBL/Richland G.P., LLC	-
23)	CBL/GP V, Inc.	-	73)	CBL/Sunrise Commons GP, LLC	-
24)	CBL/GP VI, Inc.	-	74)	CBL/Sunrise GP, LLC	-
25)	CBL/GP, Inc.	-	75)	CBL/Sunrise Land, LLC	-
26)	CBL/Sunrise XS Land, L.P.	-	76)	MDN/Laredo GP, LLC	-
27)	CBL/Westmoreland I, LLC	-	77)	Mid Rivers Land LLC	-
28)	CBL/Westmoreland II, LLC	-	78)	Montgomery Partners, L.P.	-
29)	CBL-840 GC, LLC	-	79)	Mortgage Holdings, LLC	-
30)	Charleston Joint Venture	-	80)	Multi-GP Holdings, LLC	-
31)	Cross Creek Anchor S GP, LLC	-	81)	North Charleston Joint Venture II, LLC	-
32)	CW Joint Venture, LLC	-	82)	Old Hickory Mall Venture	-
33)	Development Options, Inc.	-	83)	Parkdale Crossing Limited Partnership	-
34)	Dunite Acquisitions, LLC	-	84)	Parkdale Mall Associates, L.P.	-
35)	Eastland Holding I, LLC	-	85)	Parkway Place Limited Partnership	-
36)	Eastland Holding II, LLC	-	86)	Pearland Town Center GP, LLC	-
37)	Eastland Member, LLC	-	87)	Pearland Town Center Limited Partnership	-
38)	GCTC Peripheral IV, LLC	-	88)	Port Orange Holdings II, LLC	-
39)	Hammock Landing/West Melbourne, LLC	-	89)	Seacoast Shopping Center Limited Partnership	-
40)	Henderson Square Limited Partnership	-	90)	Southaven Town Center, LLC	-
41)	Imperial Valley Commons, L.P.	-	91)	Southpark Mall, LLC	-
42)	Imperial Valley Mall GP, LLC	-	92)	St. Clair Square GP I, LLC	-
43)	Imperial Valley Mall, L.P.	-	93)	St. Clair Square Limited Partnership	-
44)	IV Commons, LLC	-	94)	Tenn-GP Holdings, LLC	-
45)	IV Outparcels, LLC	-	95)	The Pavilion at Port Orange, LLC	-
46)	JG Gulf Coast Town Center LLC	-	96)	Volusia Mall GP, Inc.	-
47)	Kirkwood Mall Mezz LLC	-	97)	Volusia Mall Limited Partnership	-
48)	Laurel Park Retail Holding LLC	-	98)	WestGate Mall II, LLC	-
49)	Lexington Joint Venture	-	99)	WestGate Mall Limited Partnership	-
50)	Mayfaire GP, LLC	-	100)	CBL Regency I	-